SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities
           Exchange Act of 1934 (Amendment No.   )


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ X ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only (as
          permitted by Rule 14a-6(e)(2))
[   ]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to Section 240.14a-
          11(c) or Section 240.14a-12

     _____________THE MANAGERS FUNDS_________________
     (Name of Registrant as Specified In Its Charter)

     _______________________________________________________
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]     No fee required.
[   ]     Fee computed on table below per Exchange Act
          Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:


          ___________________________________________________

     2)   Aggregate number of securities to which
          transaction applies:


         ____________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
          0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


          ____________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          ____________________________________________________

     5)   Total fee paid:

          ____________________________________________________

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as
      provided by   Exchange Act Rule 0-11(a)(2) and
      identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          _______________________________________________________

     2)   Form, Schedule or Registration Statement No.:

          _______________________________________________________

     3)   Filing Party:

          _______________________________________________________

     4)   Date Filed:

          _______________________________________________________

                    [THE MANAGERS FUNDS LOGO]
                        40 RICHARDS AVENUE
                    NORWALK, CONNECTICUT  06854


------------------------------------------------------------
MANAGERS INCOME EQUITY FUND
MANAGERS CAPITAL APPRECIATION FUND
MANAGERS SPECIAL EQUITY FUND
MANAGERS INTERNATIONAL EQUITY FUND
MANAGERS EMERGING MARKETS EQUITY FUND
MANAGERS BOND FUND
MANAGERS SHORT AND INTERMEDIATE BOND FUND
MANAGERS INTERMEDIATE MORTGAGE FUND
MANAGERS GLOBAL BOND FUND
MANAGERS MONEY MARKET FUND

                                           February 12, 1999

Dear Shareholder of The Managers Funds:

     Enclosed you will find proxy materials with important proposals regarding your Funds. As you may know, The Managers Funds, L.P., the investment manager of Managers Income Equity Fund, Managers Capital Appreciation Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund, Managers Short and Intermediate Bond Fund, Managers Intermediate Mortgage Fund and Managers Global Bond Fund, and the administrator of Managers Money Market Fund (each a "Fund" and collectively the "Funds") and its partners have entered into an agreement with Affiliated Managers Group, Inc. ("AMG"). Under the terms of that agreement, The Managers Funds, L.P. will convert to a Delaware limited liability company (the "LLC") and AMG will simultaneously therewith acquire a 95% interest in its profits and a 100% interest in the capital of the LLC. The remaining 5%
interest in the profits of the LLC will be retained by certain key employees of the LLC (the "Transaction"). AMG will become the managing member of the LLC. It is anticipated that this Transaction will not affect any of the Funds' sub-advisory relationships.

     Consummation of the Transaction will terminate the Funds' investment management arrangements with The Managers Funds, L.P. To continue the current arrangements, it is necessary for the shareholders of each Fund other than Managers Money Market Fund to approve a new Fund Management Agreement between The Managers Funds, on behalf of such Fund and the LLC. It is also necessary for the shareholders of Managers Capital Appreciation Fund to approve a new Sub-Advisory Agreement with Essex Investment Management Company, LLC ("Essex"). The approval of a new Sub-Advisory Agreement with Essex is necessary because Essex is an "affiliated person" of AMG and, by this transaction, will become affiliated with the LLC.

     In addition, you are also being asked to vote on amending the Trust's Declaration of Trust to expand the size of the Board of Trustees and to vote on the election of various individuals to the Board of Trustees of The Managers Funds.

      We believe this Transaction is in the best interest of our shareholders for the following reasons. First, it establishes a formalized succession plan for the Funds' manager, in order to retain capable personnel to serve the Funds. Second, it increases the base of resources on which the Manager can draw in providing services to the Funds. Third, it adds a vibrant, potential new dimension to the Manager's business, and thus to the Funds. And fourth, it positions the Funds well to better service you, our shareholders, in the future.

     At a meeting held on January 13, 1999, the Trustees of your Funds considered and approved each of the proposals included herein. The Trustees have recommended that the shareholders of each Fund vote FOR each of the Proposals listed in the enclosed Proxy Statement. Shareholders of Managers Money Market Fund may vote only on the election of Trustees. Furthermore, only the shareholders of Managers Capital Appreciation Fund can vote on the new Sub-Advisory Agreement with Essex Capital Management Company, LLC.

     Since shareholders of all ten Funds in The Managers Funds are permitted to vote on one or more of the proposals in the attached Proxy Statement, we have prepared one Proxy Statement to reduce costs. If you own shares in more than one Fund, you will receive one statement and proxy card for each of the Funds that you own. Please sign and return your proxy card(s).

     Your  vote  is important. PLEASE TAKE A MOMENT NOW TO
SIGN AND RETURN YOUR PROXY CARDS(S) IN THE ENCLOSED, POSTAGE-
PAID RETURN ENVELOPE.You may also vote your proxy by phone or over the Internet which will save your Fund money and time. If we do not receive your executed proxy card(s) after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote. If you have questions about the Transaction, you may call us at 1-800-835-3879.

     Thank you for your cooperation and continued support.

Sincerely,

/s/ Robert P. Watson
Robert P. Watson
President

/s/Peter M. Lebovitz
Peter M. Lebovitz
Vice President

                     THE MANAGERS FUNDS




















NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
FEBRUARY 12, 1999

TABLE OF CONTENTS

PAGE
----
 1                  Questions & Answers Summary

 7                  Introduction

10                  Proposal One:  To Consider a New Fund
                    Management Agreement between The
                    Managers Funds, on behalf of each series and The Managers Funds, LLC

15                  Proposal Two:  To Approve a new Sub-
                    Advisory Agreement between The Managers
                    Funds, LLC and Essex Investment
                    Management Co., LLC with respect to
                    Managers Capital Appreciation Fund

17 Proposal Three: To Amend the Declaration of Trust to expand the size of the Board of Trustees

18                  Proposal Four:  To elect the Trustees

22                  Additional Information

23                  Other Matters to Come Before the Meeting

24                  Exhibit A:  Fund Management Agreement

31                  Exhibit B:  Sub-Advisory Agreement

37                  Exhibit C:  Shares of Beneficial Ownership

          IMPORTANT INFORMATION FOR SHAREHOLDERS OF
                     THE MANAGERS FUNDS


Although we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                    QUESTIONS AND ANSWERS


Q.   WHEN WILL THE SPECIAL MEETING BE HELD?

A. The meeting will be held on March 31, 1999, at 10:30 a.m. Eastern Standard Time at the offices of The Managers Funds, L.P., 40 Richards Avenue, Norwalk, Connecticut 06854. This meeting will only cover those issues listed in this Proxy Statement, as well as any other matters properly brought before the meeting. The record date for determining which shareholders are eligible to vote on those issues has been set at the close of business on February 2, 1999. Only those shareholders that owned shares at that time are entitled to vote at the Special Meeting.

Q.   WHAT ARE THE ISSUES CONTAINED IN THIS PROXY?

A.   Your   Trustees  are  recommending  that   shareholders
     consider the following Proposals:

PROPOSAL                                              FUNDS AFFECTED
---------------------------------------------------------------------
1. To consider  a new  Fund  Management               ALL FUNDS EXCEPT
   Agreement between The  Managers  Funds,            MANAGERS MONEY
   on behalf of each investment  portfolio            MARKET FUND
   (each  a  "Fund"), and The Managers Funds,
   LLC  to  take effect upon the closing of
   the acquisition of a 95% interest  in the
   profits and a 100% interest in the capital
   of The Managers Funds, L.P. by Affiliated
   Managers Group, Inc.;

2. To  consider a new Sub-Advisory Agreement          MANAGERS CAPITAL
   between The Managers Funds,  LLC  and  Essex       APPRECIATION FUND ONLY
   Investment Management  Company,  LLC  with
   respect  to  Managers Capital Appreciation Fund
   to  take effect upon the closing  of  the
   acquisition of a 95%  interest  in  the profits and
   a 100% interest  in the capital of The Managers Funds,
   L.P.  by Affiliated Managers Group, Inc.;

3. To Amend the Declaration of Trust to expand the     ALL FUNDS
   size of the Board of Trustees;

4. To elect Trustees;                                  ALL FUNDS

5. To transact any other business properly             ALL FUNDS
   presented at the meeting

Q.   WHAT IS HAPPENING IN THE TRANSACTION?

A. The Managers Funds, L.P. (the investment manager to the Funds, not the Funds themselves) and its partners have entered into an agreement with Affiliated Managers Group, Inc. ("AMG"). At the closing of the transaction contemplated by that agreement, The Managers Funds,
     L.P. will convert into a Delaware limited liability company and AMG will acquire a 95% interest in its
     profits  and  a  100% interest in  its  capital.   That
     Transaction is not intended to affect your Funds or your account. Importantly,
       * the shares you own in the Funds and the investment advisory fees charged to the Funds will not change
       * the investment objectives of each Fund will remain the same
       * the sub-advisers to each Fund will continue to manage that Fund's investments

Q.   WHY  AM  I  BEING  ASKED TO APPROVE  A  NEW  MANAGEMENT
     AGREEMENT?

A. Although this Transaction is not intended to have any effect on the operations of your Funds, the Investment Company Act of 1940, as amended, which regulates investment companies such as your Fund, requires that Fund shareholders approve a new Fund Management Agreement when, as here, there is a change of control of a Fund's investment manager.

Q.   HOW   WILL  THIS  TRANSACTION  AFFECT  ME  AS  A   FUND
     SHAREHOLDER?

A. We do not expect that this Transaction will affect you as a Fund shareholder. Your Fund and your Fund's investment objectives will not change as a result of this Transaction. You will still own the same shares in the same Fund. You will continue to be able to buy and sell shares without any sales charge or 12b-1 fees. The new Fund Management Agreement is substantially identical to the current Fund Management Agreement, except for the effective date and the identity of the manager.

Q.   WILL THE INVESTMENT MANAGEMENT FEES BE THE SAME?

A. Yes, the rates and methods used in calculating the fees for investment management services paid by your Fund to the LLC under the new Fund Management Agreement will remain the same as the rates and methods used in calculating the fees charged by The Managers Funds, L.P. under the current Fund Management Agreement.

Q.   WHY ARE MANAGERS CAPITAL APPRECIATION FUND SHAREHOLDERS
     BEING ASKED TO APPROVE A NEW SUB-ADVISORY AGREEMENT?

A. The Managers Funds has received an Exemptive Order from the Securities and Exchange Commission, which generally permits the Trustees to approve new Sub-Advisory Agreements with sub-advisers to the Funds without seeking shareholder approval when it otherwise would be required. That order, however, requires shareholder approval for sub-advisers who have certain affiliations to The Managers Funds, L.P. or the LLC. Because Essex is a majority-owned subsidiary of AMG, upon completion of the Transaction it also becomes affiliated with the LLC for purposes of that order. Thus, the shareholders of Managers Capital Appreciation Fund must approve a new Sub-Advisory Agreement between the LLC and Essex if Essex is to continue to serve as sub-adviser for that Fund.

Q.   HOW  DO  THE BOARD MEMBERS OF MY FUND RECOMMEND THAT  I
     VOTE?

 A. After careful consideration, the Board of Trustees of the Funds recommends that you vote FOR all of the Proposals on the enclosed proxy card(s).

 Q.  HOW  DO I CONTACT YOU FOR MORE INFORMATION OR TO  PLACE
     MY VOTE?

 A.  If  you  have  any  questions, please call  our  agent,
     Shareholder Communications Corporation at 1-800- or The
     Managers   Funds  at  (800)  835-3879  for   additional
     information.

     Use the enclosed proxy card(s) to record your vote for each Proposal, then return the card(s) in the postage-paid envelope. You can also vote your proxy card(s) by faxing it to us at (203) 857-5316 or by calling ADP at
     (800) _____ or Shareholder Communications Corporation at (800) 790-3272 and record your vote by telephone or on the internet at http://www.proxyvote.com.

                         PLEASE VOTE
                   YOUR VOTE IS IMPORTANT
              NO MATTER HOW MANY SHARES YOU OWN


                    [THE MANAGERS FUNDS LOGO]
                         40 RICHARDS AVENUE
                    NORWALK, CONNECTICUT 06854

------------------------------------------------------------
MANAGERS INCOME EQUITY FUND
MANAGERS CAPITAL APPRECIATION FUND
MANAGERS SPECIAL EQUITY FUND
MANAGERS INTERNATIONAL EQUITY FUND
MANAGERS EMERGING MARKETS EQUITY FUND
MANAGERS BOND FUND
MANAGERS SHORT AND INTERMEDIATE BOND FUND
MANAGERS INTERMEDIATE MORTGAGE FUND
MANAGERS GLOBAL BOND FUND
MANAGERS MONEY MARKET FUND


                                           February 12, 1999

    ____________________________________________________
          NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
   ____________________________________________________

                TO BE HELD ON MARCH 31, 1999


TO THE SHAREHOLDERS OF THE MANAGERS FUNDS:

     On March 31, 1999, The Managers Funds will hold a Special Meeting of the Funds' shareholders at the offices of The Managers Funds, L.P. (the "Manager"), 40 Richards Avenue, Norwalk, Connecticut 06854. The meeting will begin at 10:30 a.m.

     The meeting will be held for the following purposes:

     1. To consider and act upon the approval of a new Fund Management Agreement between The Managers Funds, on behalf of each of its investment portfolios (each a "Fund") other than Managers Money Market Fund, and The Managers Funds, LLC to take effect upon the closing of the acquisition of a 95% interest in its profits and a 100% interest in its capital by AMG;

     2. To consider and act upon the approval of a new Sub-Advisory Agreement between The Managers Funds, LLC and Essex Investment Management Company, LLC with respect to Managers Capital Appreciation Fund to take effect upon the closing of the acquisition of a 95% interest in its profits and a 100% interest in its capital by AMG;

     3. To consider and act upon the approval of an amendment to the Declaration of Trust to expand the size of the Board of Trustees;

     4. To consider and act upon the election of Trustees of The Managers Funds, each to serve until the next shareholder meeting of all shareholders of all Funds or until their successors are elected and qualified; and

     5. To transact any other business properly presented at the meeting.

     Only those shareholders that owned shares at the close of business on February 2, 1999 can vote at this meeting or any adjournments that may take place.

By Order of the Board of Trustees,


/s/Donald S. Rumery
Donald S. Rumery
Secretary

Norwalk, Connecticut
February 12, 1999

------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE POSTAGE-PAID ENVELOPE OR BY FAX. YOU CAN ALSO VOTE YOUR PROXY BY TELEPHONE OR ON THE INTERNET.
------------------------------------------------------------

            INSTRUCTIONS FOR EXECUTING PROXY CARD

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:

REGISTRATION                       VALID SIGNATURE
-------------                      ---------------

CORPORATE ACCOUNTS
(1)  ABC Corp.                     (1) ABC Corp.
                                       John Doe, Treasurer

(2)  ABC Corp.                     (2)  John Doe, Treasurer
     c/o John Doe, Treasurer

(3)  ABC Corp. Profit Sharing      (3)  John Doe, Trustee
     Plan

TRUST ACCOUNTS
(1)  ABC Trust                     (1)  Jane Doe, Trustee

(2)  Jane Doe, Trustee             (2)  Jane Doe
     u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1)  John Smith, Cust.             (1)  John Smith
     f/b/o John Smith, Jr. UGMA

(2)  John Smith Jr.                (2)  John Smith Jr., Executor

                    THE MANAGERS FUNDS

                 MANAGERS INCOME EQUITY FUND
             MANAGERS CAPITAL APPRECIATION FUND
                MANAGERS SPECIAL EQUITY FUND
             MANAGERS INTERNATIONAL EQUITY FUND
            MANAGERS EMERGING MARKETS EQUITY FUND
                     MANAGERS BOND FUND
          MANAGERS SHORT AND INTERMEDIATE BOND FUND
             MANAGERS INTERMEDIATE MORTGAGE FUND
                  MANAGERS GLOBAL BOND FUND
                 MANAGERS MONEY MARKET FUND

                     40 RICHARDS AVENUE
                 NORWALK, CONNECTICUT  06854

                    _____________________
                       PROXY STATEMENT
                    _____________________

 FOR A MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 31, 1999
                       1-800-835-3879

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of The Managers Funds (the "Trust"), for use at a Special Meeting and any adjournment (the "Meeting") of the shareholders of Managers Income Equity Fund, Managers Capital Appreciation Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund, Managers Short and Intermediate Bond Fund, Managers Intermediate Mortgage Fund, Managers Global Bond Fund and Managers Money Market Fund (each a "Fund" and collectively the "Funds") to be held at the offices of The Managers Funds, L.P. (the "Manager"), 40 Richards Avenue, Norwalk Connecticut, on March 31, 1999 at 10:30 a.m., Eastern Time.

     The Trust is composed of ten Funds, each a separate series of the Trust. The Trust is a registered management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Massachusetts business trust. The Manager serves as the Distributor of each of the Funds and the Investment Manager of each Fund other than Managers Money Market Fund, for which it serves as administrator.

     The principal executive offices of each of the Funds are located at 40 Richards Avenue, Norwalk Connecticut 06854. The enclosed proxy and this Proxy Statement are first being sent to each of the Fund's shareholders on or about February 12, 1999.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the marked instructions. Unless instructions are marked to the contrary, shares represented by the proxies will be voted FOR all the proposals. Any shareholder may revoke his or her proxy card(s) at any time prior to the Meeting by sending written notice of revocation to the Secretary of the Trust or by attending the Meeting and voting in person.

     Holders of record of the shares of each Fund at the close of business on February 2, 1999 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share and a fractional vote on each fractional share on all business presented at the Special Meeting.

     The following table sets forth the number of shares of beneficial interest outstanding of each Fund as of the Record Date:

FUND                               SHARES OUTSTANDING
----                               -----------------
Income Equity Fund
Capital Appreciation Fund
Special Equity Fund
International Equity Fund
Emerging Markets Equity Fund
Bond Fund
Short and Intermediate Bond Fund
Intermediate Mortgage Fund
Global Bond Fund
Money Market Fund

     Under the By-Laws of the Trust, shares held by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as follows: (1) if only one person votes, his or her vote will bind all others; (2) if more than one person votes and such persons disagree as to any vote to be cast, the proxy will not be voted as to that item of business.

     In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting with respect to one or more Funds, the individuals named as proxies may propose one or more adjournments of the Meeting in accordance with the applicable law to permit further solicitation of proxies. No adjournment will be for a period ending later than December 31, 1999.

     Approval of Proposals No. 1, 2 and 3 with respect to each Fund requires the affirmative vote of the lesser of (i) 67% of the voting securities of that Fund present in person at the Meeting or represented by proxy, if holders of more than 50% of the shares of such Fund outstanding on the record date are present, in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund on the record date. Approval of Proposal 4 requires the affirmative vote of a plurality of the shares of the Trust outstanding and entitled to vote at the Meeting, present in person or by proxy, with shareholders of all Funds voting together.

     Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees which cannot be voted on the proposal(s) because the beneficial owners have not given instructions) will be considered to be shares present at the Meeting, but not voting in favor of Proposal 1, 2 and 3, and will therefore have the effect of a "no" vote. For Proposal 4, abstentions and broker non-votes will not have any effect on the outcome of the vote.

     Set forth is a summary of the proposals on which the shareholders of the Funds will vote.

      SUMMARY OF PROPOSALS REQUIRING A SHAREHOLDER VOTE

Proposal 1:  Consider the approval of New Fund Management Agreement
-------------------------------------------------------------------

     All Funds except Managers Money Market Fund

Proposal 2:  Consider the approval of new Sub-Advisory Agreement
----------------------------------------------------------------

     Managers Capital Appreciation Fund only

Proposal 3:  Amendment to Declaration of Trust to expand the
Board of Trustees
-----------------------------------------------------------------

     All Funds

Proposal 4:  Election of the Board of Trustees
----------------------------------------------

     All Funds

PROPOSAL NO. 1:  TO CONSIDER A NEW FUND MANAGEMENT AGREEMENT BETWEEN
      THE MANAGERS FUNDS, ON BEHALF OF EACH INVESTMENT PORTFOLIO
          (EACH A "FUND") AND THE MANAGERS FUNDS, LLC


     It is proposed that the shareholders of each of the Funds (except Managers Money Market Fund) consider the approval of a new Fund Management Agreement between the Trust, on behalf of such Fund and the LLC (the "New Management Agreement").

      Currently, The Managers Funds, L.P. (the "Manager") acts as the investment manager to each Fund except Managers Money Market Fund pursuant to a Fund Management Agreement entered into between the Trust and the Manager (the "Current Management Agreement").

     If this proposal is approved, the New Management Agreement will become effective upon consummation of the Transaction (described below). The terms of the New Management Agreement are substantially identical to the terms of the Current Management Agreement, except for the effective date and the identity of the manager. A COPY OF THE NEW MANAGEMENT AGREEMENT IS ATTACHED AS EXHIBIT A
(MARKED TO SHOW CHANGES FROM THE CURRENT MANAGEMENT AGREEMENT). For each Fund, the contractual rate chargeable for investment management services under the New Management Agreement will remain the same under as under the Current Management Agreement.

SUMMARY OF THE TRANSACTION

     On January 29, 1999 the Manager and its partners entered into an agreement (the "Purchase Agreement") with Affiliated Managers Group, Inc. ("AMG"). Under the terms of the Purchase Agreement, at the closing the Manager will convert into a Delaware limited liability company (the "LLC"); and AMG will acquire a 95% interest in the profits and a 100% interest in the capital of the Manager; and the remaining 5% interest in the profits of the Manager will be retained by certain key employees of the Manager (the "Transaction"). AMG will become the managing member of the LLC. This Transaction is expected to close on or about April 2, 1999 and is subject to various conditions, including approval by the shareholders of each Fund (except Managers Money Market Fund) of the New Management Agreement described above.

     As part of the Transaction, a majority of the Manager's key employees will continue to be responsible for the daily management and operational affairs of the LLC.

     AMG is a Boston-based holding company which makes equity investments in investment management firms. The existing management personnel of the investment management firms normally retain a significant interest in the profits of the business. As of the date of this Proxy Statement, AMG served as general partner or manager member of twelve registered investment advisers (and had a minority interest in another), which in the aggregate managed approximately $62 billion in assets as of December 31, 1998. Each of these registered investment advisers is independently managed by its respective principals, and AMG generally does not participate in the day-to-day management or the investment process of these firms. AMG will serve as managing member pursuant to the LLC's organizational documents, but it does not intend to participate in the investment process with respect to the Funds.

     AMG is a Delaware corporation which has executive offices at Two International
Place, Boston, MA 02110.

     As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the Current Management Agreement terminates automatically upon its "assignment," which term includes any transfer of a controlling interest in the Manager. The 1940 Act also prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by shareholders. Therefore, in order for the LLC to provide investment management services to each Fund (except Managers Money Market Fund) after the closing of the Transaction, the shareholders of such Funds must approve the New Management Agreement.

     The Transaction contemplates that the LLC, AMG and other persons will comply with the requirements of Section 15(f) of the 1940 Act after the closing of the Transaction.
Section 15(f) provides, in pertinent part, that the partners of the Manager may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, the Manager which results in an assignment of the Current Management Agreement if (1) for a period of three years after such event, at least 75% of the members of the Board of Trustees of the Trust are not "interested persons" (as defined in the 1940 Act) of the new or old investment adviser (that is, the LLC and the Manager, respectively); and (2) for a two-year period after such event there is no "unfair burden" imposed on the Trust as a result of the Transaction. In the Purchase Agreement, AMG, the LLC, the Manager and its partners have agreed to use commercially reasonable efforts to prevent the Trust from having less than 75% of its trustees as interested persons of the Manager or the LLC and they have agreed not to take or cause any action, practice or arrangement that would impose an unfair burden on the Trust or any of the Funds.

     The shareholders of a Fund (except Managers Money Market Fund) must approve the New Management Agreement if it is to take effect with respect to such Fund. Disapproval by one Fund's shareholders will not affect approval by another
Fund's  shareholders.   The  New  Management  Agreement,  if
approved, will remain in effect for an initial two-year term and will continue in effect if approved annually by (a) the Board of Trustees or (b) the Fund's shareholders, provided that in either event, the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act (the "Non-Interested Trustees") by vote cast in person at a meeting
called  for  the purpose of voting on such approval.   "Non-
interested" Trustees are generally those that do not have any close business or family ties to the Funds, the Manager, the Funds' distributor, or to any registered broker-dealer, whether or not affiliated with the Funds.

THE INVESTMENT ADVISER

     The Managers Funds, L.P. currently serves as investment manager for each Fund other than Managers Money Market Fund. (The Money Market Fund invests through another fund managed by an unrelated party in a "master/feeder" arrangement. This allows that Fund to realize certain cost reductions through economies of scale.) The Manager is located at 40
Richards  Avenue,  Norwalk, Connecticut   06854.  Under  the
Current  Management  Agreement,  the  Manager  reviews   and
monitors the performance of the Fund's sub-advisers on an on-going basis and recommends changes in the roster of the
Fund's  sub-advisers  to the Trustees as  appropriate.   The
Manager is also responsible for conducting all business operations of the Trust, except those operations contracted to the custodian or transfer agent. The Manager is owned substantially and controlled by its general partner, EAIMC
Holdings   Corporation,   40   Richards   Avenue,   Norwalk,
Connecticut 06854. Robert P. Watson is the sole shareholder of the general partner. Mr. Watson intends to retire from the day-to-day management of the Funds and the Manager upon completion of the Transaction, although, if elected, he intends to remain as a Trustee of the Trust.

     Under a separate agreement, the Manager also acts as a distributor of Fund shares and a shareholder servicing agent for each Fund, and as administrator for the Money Market Fund. After the closing of the Transaction, the LLC will act as the distributor and shareholder servicing agent for each Fund and as administrator for the Money Market Fund.

THE NEW MANAGEMENT AGREEMENT

     As stated above, the Current Management Agreement and the New Management Agreement are substantially identical. Under each of the Current Management Agreement and the New Management Agreement, the Manager reviews and monitors the performance of the Fund's sub-advisers on an on-going basis and recommends changes in the roster of the Fund's sub-advisers to the Trustees as appropriate. The Manager is also responsible for conducting all business operations of the Trust, except those operations contracted to the custodian or transfer agent.

     The Current Management Agreement, dated August 17, 1990, was last continued by the Trustees on June 8, 1998. The last shareholder meeting of the Trust at which the Current Management Agreement was approved took place on August 17, 1990. The Current Management Agreement and New Management Agreement provide that the Manager and the LLC, respectively, will receive a fee for its services equal to a percentage per year of each Fund's average daily net asset value.

     The following table describes such fees paid to the Manager during each Fund's fiscal year ended December 31, 1998, as well as the net fees earned by the Manager under the Current Management Agreement and any fee waivers, if applicable.

FUND                       FEE RATE       AMOUNT PAID    AFTER WAIVER
----                       --------       -----------    ------------
Income Equity Fund           0.75%         $   513,862      N/A
Capital  Appreciation Fund   0.80%             590,610      N/A
Special Equity Fund          0.90%           7,575,757      N/A
International Equity Fund    0.90%           4,490,305      N/A
Emerging  Markets Equity
   Fund                      1.15%              40,489    $18,312
Bond Fund                    0.625%            281,699      N/A
Short and Intermediate
   Bond Fund                 0.50%              84,177      N/A
Intermediate Mortgage Fund   0.45%              72,020     56,907
Global Bond Fund             0.70%             132,588      N/A

     The Manager did not earn any management fees for Managers Money Market Fund at fiscal year end November 30, 1998, as that Fund invests all of its assets through a master fund and pays management fees and that fund manager.

     The Current Management Agreement and the New Management Agreement each provides, among other things, that the Manager will bear all expenses of its employees and overhead incurred in connection with its duties, and that the Trust will pay (or reimburse the Manager, if it has paid) all direct and indirect costs, charges, and expenses of or related to each Fund's business and operations, including the compensation of the Non-Interested Trustees.

     Pursuant to both the Current Management Agreement and New Management Agreement, although the Manager, and the LLC, respectively, intend to devote such time and effort to the business of a Fund as is reasonably necessary to perform its duties to such Fund, the services of the Manager, and the LLC, respectively, are not exclusive and similar services may be provided to other investment companies and other clients that may engage in other activities.

     Each of the Current Management Agreement and the New Management Agreement further provides that the Manager or the LLC, as the case may be, shall not be subject to liability to the Trust, any Fund or any shareholder for any act or omission in the course of, or connected with rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Manager, and the LLC respectively, of its obligations and duties under such Agreement.

     Each  management  agreement may be  terminated  by  any
party to it without penalty upon sixty (60) days' written notice. The Trust also may terminate either agreement with respect to any Fund by the vote of the holders of a majority of the outstanding voting securities of such Fund, or by a vote of the Trustees. As stated above, each agreement automatically terminates in the event of its assignment.

INFORMATION ABOUT THE LLC

Affiliated Managers Group, Inc. is the general partner of the LLC and Peter M. Lebovitz is its Principal Executive
Officer. Mr. Lebovitz's address is the address of the LLC, 40 Richards Avenue, Norwalk, Connecticut 06854.

EVALUATION BY THE BOARD

     On January 13, 1999, the Trustees, including a majority of the Non-Interested Trustees of the Trust, met and discussed the Transaction and its possible effect on the Manager, the Trust, each Fund and each Fund's shareholders and evaluated the New Management Agreement Robert P. Watson, one of the Trustees, is also a substantial owner of the Manager, and as such has an economic interest in the Transaction. During the course of their deliberations, the Trustees considered a variety of factors, based both on information presented at the meeting and on information regarding AMG and its plans with respect to the LLC that had been furnished to the Trustees by senior officers of AMG at an earlier meeting with the Board. The factors considered by the Trustees included the nature, quality and extent of the services furnished by the Manager to the Funds, and expected to be furnished by the LLC, the necessity of the Manager to provide a succession plan in order to retain capable personnel to serve the Funds, the advantages and possible disadvantages to the Funds of having the LLC serve as the investment manager to the Funds when AMG, which would control the LLC, also owns or controls other investment firms that manages registered investment companies as well as other accounts which compete with the Funds, the future expenses of each Fund, and various other factors. The Trustees considered all of these above factors with respect to each Fund's shareholders.

     The Trustees gave careful consideration to the likely impact of the Transaction, including the related retirement of Mr. Watson, on the Manager's organization. In this regard, the Trustees considered, among other things, the prior service of Peter M. Lebovitz, Donald S. Rumery and Thomas G. Hoffman as senior executives of the Manager and the fact that they will become officers or employees of the LLC and continue to serve the Funds, the profit participation and incentives for certain key employees, and AMG's strategy for the development of its investment management business through the LLC. Based on the foregoing, the Trustees, including the Non-Interested Trustees, of the Trust concluded that the New Management Agreement would be in the best interest of each Fund and its shareholders.


  THE TRUSTEES OF THE TRUST RECOMMEND THAT THE SHAREHOLDERS
          OF EACH FUND VOTE IN FAVOR OF PROPOSAL 1.

   PROPOSAL NO. 2:  TO CONSIDER THE SUB-ADVISORY AGREEMENT
BETWEEN THE LLC AND ESSEX INVESTMENT MANAGEMENT COMPANY, LLC
     WITH RESPECT TO MANAGERS CAPITAL APPRECIATION FUND

   [MANAGERS CAPITAL APPRECIATION FUND SHAREHOLDERS ONLY]


     It is proposed that the shareholders of Managers Capital Appreciation Fund consider the approval of a new Sub-
Advisory   Agreement  (the  "New  Sub-Advisory   Agreement")
between the LLC and Essex Investment Management Company, LLC ("Essex") as sub-adviser to Managers Capital Appreciation
Fund.    Essex  is  located  at  125  High  Street,  Boston,
Massachusetts 02110.

     Essex acts as one of the current sub-advisers to Managers Capital Appreciation Fund pursuant to a Sub-Advisory Agreement entered into between the Manager and Essex, dated March 11, 1997 and subsequently amended June 8, 1998 (the "Current Sub-Advisory Agreement").

     Each Fund's existing sub-advisory agreements, including the Current Sub-Advisory Agreement, includes a provision whereby the agreement terminates upon its assignment. Because the Transaction would result in a change of control of the Manager, and because a change of control of the Manager, a party to each sub-advisory agreement, could constitute an assignment of that agreement, the LLC is entering into a new sub-advisory agreement with each of the current sub-advisers.

     Under the 1940 Act, a shareholder vote is generally required to approve a new sub-advisory agreement involving a mutual fund. However, the Manager and the Trust have received an Exemptive Order from the Securities and Exchange Commission, which permits the Trustees to approve sub-advisory agreements between the Manager or the LLC, as the case may be, and sub-advisers without having to seek shareholder approval when it would otherwise be required. That order, however, requires shareholder approval for sub-advisers who have certain affiliations to the Manager or the LLC. Because Essex is a majority-owned subsidiary of AMG, upon consummation of the Transaction it will also be affiliated with the LLC for purposes of that order. Thus, shareholders of Managers Capital Appreciation Fund must approve the New Sub-Advisory Agreement between the LLC and Essex if Essex is to continue to serve as a sub-adviser for that Fund. Shareholders of other Funds do not have to approve new sub-advisory agreements, although the sub-advisers will have new sub-advisory agreements with the LLC. The relationships with the sub-advisers will not change for any Fund, including Managers Capital Appreciation Fund.

NEW SUB-ADVISORY AGREEMENT

     It is proposed that the terms of the New Sub-Advisory Agreement with Essex will be identical to the terms of the Current Sub-Advisory Agreement with Essex, except for the identity of the manager and the effective date. Thus, Essex would provide the same services with respect to investment management of a portion of the assets of Managers Capital Appreciation Fund, at the same fee structure. Under the Current Sub-Advisory Agreement with Essex, and as proposed under the New Sub-Advisory Agreement with Essex, Essex would receive from the Manager or the LLC, as the case may be, 0.40% per year of the average daily net asset value of the portion of the Managers Capital Appreciation Fund managed by Essex. During the fiscal year ended December 31, 1998, the Manager paid Essex $35,560 in fees for its services under the Current Sub-Advisory Agreement. The Current Sub-Advisory Agreement with Essex was last approved by the Trustees on June 8, 1998.

INFORMATION ON ESSEX

     The predecessor of Essex Investment Management Co., LLC was formed in 1976, and, Essex is majority-owned by AMG, with AMG being the managing member.

      AMG is a publicly-traded Delaware corporation which acquires interests in investment management firms.

      The  name  and  principal occupation of the  principal
executive  officers  of  Essex are  set  forth  below.   The
address of each is that of Essex.

NAME                     POSITION
----                     --------
Joseph  C.  McNay        Chief Investment Officer,  Chairman and
                         Portfolio Manager
Stephen D. Cutler        President and Portfolio Manager
Stephen  R. Clark        Executive Vice President,  Treasurer and
                         Portfolio Manager
Colin McNay              Vice President and Portfolio Manager
R. Daniel Beckham        Vice President, Portfolio Manager and
                         Director of Marketing
Christopher P. McConnell Vice President, Chief  Financial Officer

Essex does not act as an investment adviser to any other investment company which has similar objectives to Managers
Capital Appreciation Fund.

EVALUATION BY THE BOARD

     On January 13, 1999, the New Sub-Advisory Agreement was approved by the Trustees, including the Non-Interested
Trustees  of  the  Trust, with respect to  Managers  Capital
Appreciation  Fund  and is being proposed  for  approval  by shareholders of Managers Capital Appreciation Fund. In approving the New Sub-Advisory Agreement, the Trustees considered among other things, (i) the nature and quality of the services that will continue to be provided by Essex to the Fund, (ii) the representations by Essex to the Trustees that Essex expects that the same investment personnel will continue to manage Managers Capital Appreciation Fund, and

(iii) that the rate at which fees will be paid to Essex under the New Sub-Advisory Agreement will not change from those paid under the Current Sub-Advisory Agreement.

     The Trustees also considered that the terms of the New Sub-Advisory Agreement will be identical to the terms of the Current Sub-Advisory Agreement with Essex, except for the effective date and the identity of the parties. A COPY OF THE NEW SUB-ADVISORY AGREEMENT IS ATTACHED AS EXHIBIT B (MARKED TO SHOW CHANGES FROM THE CURRENT SUB-ADVISORY AGREEMENT).

     Based on the foregoing, the Trustees, including a majority of the Non-Interested Trustees of the Trust, concluded that the new Sub-Advisory Agreement between the LLC and Essex is in the best interest of Managers Capital Appreciation Fund and its shareholders and it does not involve a conflict of interest from which the LLC or Essex derives an inappropriate advantage.

 THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU VOTE IN FAVOR
                       OF PROPOSAL 2.

          PROPOSAL NO. 3:  TO AMEND THE DECLARATION
    OF TRUST TO EXPAND THE SIZE OF THE BOARD OF TRUSTEES

     It is proposed that the shareholders the Trust consider the approval of an Amendment to the Trust's Declaration of Trust to expand the size of the Board of Trustees.

      Currently, Section 2.11 of the Declaration of Trust provides that the number of Trustees shall be no less than one and no more than seven.

     In order to accommodate the additional nominees reflected in Proposal No. 3 and in order to preserve flexibility for the future, the Trustees have approved, subject to shareholder approval, the following revised
Section 2.11 of the Declaration of Trust. To highlight the proposed changes from the Declaration of Trust as currently in effect, the words that would be deleted have been indicated by score through, while the new language is underlined:

        Section  2.11. Number of Trustees.  The  number
        of Trustees shall initially be four (4), and thereafter shall be such number as shall be
        fixed   from   time  to  time  by   a   written
        instrument   signed  by  a  majority   of   the
        Trustees,  provided, however, that  the  number
        of  Trustees shall in no event be less than one
        (1) nor more than seven (7)ten (10).
                                   -------
     While there is some incremental cost to the Trust in having more individuals on the Board of Trustees, in that
the   Trust  pays  the  Non-Interested  Trustees  for  their
service, the current Trustees and the Manager believe that the incremental benefit of the additional expertise that the
new   nominees  will  bring  to  the  Trust  outweighs   the
additional cost.

 THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU VOTE IN FAVOR
                       OF PROPOSAL 3.


             PROPOSAL NO. 4:  TO ELECT TRUSTEES

     It is proposed that the shareholders of the Funds consider the election of the individuals listed below (each a "Nominee" and collectively the "Nominees") as Trustees of the Trust. There are nine (9) nominees for election to the Board of Trustees of the Trust. The Trustees elected will serve until either the next meeting of all shareholders of the Trust or until a successor is elected and qualified.

     The individuals named as proxies will vote the enclosed proxy for the election of all Nominees unless you direct them to withhold your votes. The Trustees recommend that you vote FOR each of the Nominees.

     Below are the names and certain biographical information of the Nominees as well as the current officers of the Trust, and with respect to current Trustees, the years that they became Trustees. The Trustees and nominees who are, or would become, "interested persons" of the Trust (as defined in the 1940 Act) are indicated in the chart below by an asterisk(*). Each of the nominees who, if elected, would become a Non-Interested Trustee has been nominated by the current Non-Interested Trustees.

      Four (4) of the Nominees for Trustee currently are members of the Board of Trustees: Madeline H. McWhinney, Thomas R. Schneeweis, Steven J. Paggioli and Robert P. Watson. All but Mr. Watson are Non-Interested Trustees.
Each  of  Madeline  H. McWhinney, Thomas R.  Schneeweis  and
Robert  P.  Watson  was elected by the shareholders  of  The
Managers Funds. Steven J. Paggioli was appointed by the Board of Trustees. Those Trustees have nominated Sean M. Healey, the Executive Vice President of AMG, to fill the seat on the Board left vacant by the resignation of another Trustee. In addition, the Trustees have expanded the size of the Board from five to nine persons (subject to the approval of Proposal No. 3), and have nominated the remaining nominees, Jack W. Aber, William E. Chapman, III, Edward J. Kaier and Eric Rakowski, to fill those positions. If elected, each of those four would become a Non-Interested Trustee.

      In the event Proposal 3 is not approved, one Trustee who is an "interested person" and one Non-Interested Trustee would have to step aside from the Board in order for the
Trust to meet the requirement under Section 15(f) of the 1940 Act that at least 75% of the Board must be composed of Non-Interested Trustees (see Proposal 1 above) and the provision under the Trust's Declaration of Trust that the Trust have no more than seven Trustees (see Proposal 3 above).

OFFICERS AND NOMINEES FOR ELECTION TO THE BOARD OF TRUSTEES

                            18

------------------------------------------------------------
MADELINE H.           Date of Birth:  3/11/22; served as
MCWHINNEY             Trustee since 1987.  President, Dale,
                      Elliott & Company (management
                      consultants) (1977 to present);
                      Assistant Vice President and Financial
                      Economist, Federal Reserve Bank of New
                      York (1943 to 1973); Trustee and
                      Treasurer, Institute of International
                      Education (since 1975); Assistant
                      Director, Operations, Whitney Museum
                      of American Art (1983 to 1986);
                      Member, Advisory Committee on
                      Professional Ethics, New Jersey
                      Supreme Court (March 1983 to Present).

THOMAS R. SCHNEEWEIS  Date of Birth:  5/10/47, served as
                      Trustee since 1987.  Professor of
                      Finance (1985 to present), Associate
                      Professor of Finance (1980 to 1985),
                      Ph. D. Director (Acting) (1985 to
                      1986), Chairman (Acting), Department
                      of General Business and Finance (1977
                      to 1980), University of Massachusetts.

STEVEN J. PAGGIOLI    Date of Birth:  4/3/50, served as
                      Trustee since 1993.  Executive Vice
                      President and Director, Wadsworth
                      Group (1986 to present); Vice
                      President, Secretary and Director,
                      First Fund Distributors, Inc. (1991 to
                      present); Vice President, Secretary
                      and Director, Investment Company
                      Administration Corporation (1990 to
                      present); Trustee of Professionally
                      Managed Portfolios (1991 to present).

ROBERT P. WATSON*     Date of Birth:  1/21/34, served as
                      Trustee since 1987.  President and
                      Trustee of The Managers Funds;
                      chairman and Chief Executive Officer,
                      Evaluation Associates Investment
                      Management Company (predecessor to The
                      Managers Funds, L.P.) (prior to June
                      1988 and from August 1989 to August
                      1990); President, The Managers Funds,
                      L.P. (since August 1990); Executive
                      Vice President, Evaluation Associates,
                      Inc. (June 1998 to August 1989).

SEAN M. HEALEY*       Date of Birth:  5/9/61.  The Executive
                      Vice President of AMG (1995 to
                      present); Vice President, Goldman
                      Sachs & Co. (1987 to 1995).

JOHN W. ABER          Date of Birth:  9/9/37.  Professor,
                      Boston University School of Management
                      (1972 to present); Consultant, Putnam,
                      Hayes & Bartlett, Inc. (1993 to
                      present).

WILLIAM E. CHAPMAN,   Date of Birth:  9/23/41.  President
III                   and owner, Longboat Retirement
                      Planning Solutions (August 1998 to
                      present); President, Retirement Plan
                      Group, Zurich Kemper Investments, Inc.
                      (1990 to 1998).

EDWARD J. KAIER       Date of Birth:  9/23/45.  Partner,
                      Hepburn Wilcox Hamilton & Putnam (1977
                      to present).

ERIC RAKOWSKI         Date of Birth:  6/5/58.  Visiting
                      Professor, Harvard Law School (1998 to
                      present); Professor, University of
                      California at Berkeley School of Law
                      (1995 to present); Professor,
                      University of Nevada at Reno Law
                      School (1994 to present).



OFFICERS OF THE TRUST
--------------------------------------------------------------
PETER M. LEBOVITZ     Date    of   Birth:   1/18/55.    Vice
                      President,  The  Managers  Funds   and
                      Director  of  Marketing, The  Managers
                      Funds,   L.P.   (December   1994    to
                      present);   Director   of   Marketing,
                      Hyperion   Capital  Management,   Inc.
                      (June 1993 to June 1994).

DONALD S. RUMERY      Date of Birth:  5/29/58.  Secretary,
                      Treasurer, The Managers Funds and
                      Chief Financial Officer, The Managers
                      Funds, L.P. (December 1994 to
                      present); Vice President, Signature
                      Financial Group (March 1990 to
                      December 1994).

GIANCARLO (JOHN) E.   Date of Birth: 3/31/56.  Assistant
ROSATI                Treasurer, The Managers Funds and Vice
                      President, The Managers Funds, L.P.
                      (July 1992 to present); Assistant Vice
                      President, The Managers Funds, L.P.
                      (July 1986 to June 1992).

PETER M. MCCABE       Date of Birth:  9/8/72.  Assistant
                      Treasurer, The Managers Funds and
                      Portfolio Administrator, The Managers
                      Funds, L.P. (August 1995 to present);
                      Portfolio Administrator, Oppenheimer
                      Capital, L.P. (July 1994 to August
                      1995); college student (September 1990
                      to June 1994).

LAURA A. DESALVO      Date of Birth:  11/10/70.  Assistant
                      Secretary, The Managers Funds and
                      Legal/Compliance Officer, The Managers
                      Funds, L.P. (September 1997 to
                      present);  law student (August 1994 to
                      June 1997); college student (August
                      1990 to June 1994).


     All the Trustees and Officers as a group own less than 1% of the outstanding shares of each Fund, except for Robert
P. Watson who owns 73,043 shares of Managers Money Market Fund, which constitutes approximately 1.7% of the Fund, as of January 31, 1999.

     Five in-person meetings, and one telephonic meeting of the Board of Trustees of the Trust were held between January
1, 1998 and December 31, 1998. In that period, all incumbent
Trustees attended 75% or more of the meetings held.

COMMITTEES OF THE BOARD OF TRUSTEES; MEETINGS

     The Board of Trustees has one standing committee, the Audit Committee. The current members of the committee are Madeline H. McWhinney, Thomas R. Schneeweis and Steven J.
Paggioli.  All of the committee members are Non-Interested.
Mr. Schneeweis is the Chairman of the Audit Committee.
During the last fiscal year ended December 31, 1998, there were two (2) Audit Committee meetings.

THE AUDIT COMMITTEE

* Reviews with the independent auditors the auditors' annual report and the scope of the next audit.

* Nominates the independent auditors for the Funds

* Reviews with external auditors the adequacy of internal accounting and control systems

* Reviews with management and auditors the accounting and financial reporting requirements and practices

COMPENSATION OF TRUSTEES AND OFFICERS

     Only the Non-Interested Trustees receive compensation from the Funds for acting as Trustees. During the 1998 fiscal year, each Non-Interested Trustee was paid an annual fee of $10,000 for serving as a Trustee of the Funds. Each Non-Interested Trustee also received $750 for each Board of Trustees in-person meeting attended and $200 for each telephonic meeting, and are compensated for any out-of-pocket expenses.

     Trustee compensation paid by the Trust to each of the Nominees for the calendar year ended December 31, 1998 is set forth below.

TRUSTEE                       TOTAL COMPENSATION PAID TO TRUSTEES/
                              OFFICERS
---------------              -------------------------------------
Madeline H. McWhinney          $13,950.00
Thomas R. Schneeweis           $13,200.00
Steven J. Paggioli             $13,950.00
Robert P. Watson               $0
Peter M. Lebovitz              $0
Donald S. Rumery               $0

     The Officers of the Trust received no compensation from the Trust for the calendar year ended December 31, 1998.

    THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND
      VOTE FOR EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES.

                        ADDITIONAL INFORMATION

PAYMENT OF EXPENSES OF PROXY

     The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone and telegraph will be paid by the Manager. Representatives of the Manager may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services.

     Shareholder Communications Corporation has been engaged to assist in the solicitation of proxies. As the Meeting date approaches, shareholders who have not voted their proxy may receive a telephone call asking you to vote. In all cases where a telephonic proxy is solicited, shareholders will be asked to give your full name, social security number or employee identification number, address, title (if applicable) and the number of shares owned, and to confirm that you have received the proxy materials in the mail. Within 72 hours, the shareholder will be sent a confirmation of his or her vote and asking the shareholder to call immediately if his or her instructions are not reflected correctly in the confirmation.

     If you require additional information regarding the proxy or replacement proxy cards, please call Shareholder Communications Corporation toll free at (800) 790-3272. Any proxy given by a shareholder, whether in writing or by telephone, is revocable until voted at the Special Meeting.

FINANCIAL INFORMATION

     The Trust's most recent annual report and semi-annual report are available upon request, without charge, by writing to The Managers Funds, 40 Richards Avenue, Norwalk, Connecticut 06854, or by calling (800) 835-3879, or on our Internet website at www.managersfunds.com.

BENEFICIAL OWNERSHIP

    Exhibit C contains information about the beneficial ownership by shareholders of five percent (5%) or more of each Fund's outstanding shares, as of the record date, February 2, 1999.

    The term "beneficial ownership" is defined under Section 13(d) of the Securities and Exchange Act of 1934, as amended. The information as to beneficial ownership is based on statements furnished to each Fund by the existing Trustees, officers of the Manager, and/or on records of each Fund.

SHAREHOLDER PROPOSALS

     The Trust does not hold regularly scheduled meetings of the shareholders of any Fund. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this meeting should submit such proposal to the Trust a reasonable time before the solicitation is made.

                      OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     The Board of Trustees knows of no business other than specifically mentioned in the Notice of the Special Meeting of Shareholders that will be presented or considered at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgement.

THE TRUSTEES RECOMMEND APPROVAL OF EACH PROPOSAL AND ANY UNMARKED
PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSALS.

February 12, 1999

By Order of the Trustees,

/s/Donald S. Rumery
Donald S. Rumery
Secretary

                    (Marked to Show Changes)

                                                        EXHIBIT A
                                                        ----------
                 FUND MANAGEMENT AGREEMENT


          THIS MANAGEMENT AGREEMENT is made as of this 17th day of August, 1990 _______, 1999, between The Management of Managers Group of FundsThe Managers Funds, a business trust organized under the laws of the Commonwealth of Massachusetts ("Company") and EAIMC Partners, L.P.The Managers Funds, LLC, a partnershiplimited liability company organized under the laws of the State of Delaware ("Manager"). This Agreement shall not become effective as to any Series unless the shareholders of such Series approve this Agreement.

          WHEREAS, the Company operates as an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act") for the purpose of investing and reinvesting the assets of its various series (each a "Series", each of which is listed in Appendix A hereto) in securities pursuant to investment objectives and policies as set forth more fully in its Declaration of Trust, its By-Laws and its Registration Statement under the Investment Company Act and the Securities Act of 1933, as amended, all as amended and supplemented from time to time; and the Company desires to avail itself of the services, information, advice, assistance and facilities of a fund manager and to have a fund manager provide or perform for it various administrative management, statistical, research, portfolio manager selection and other services; and

          WHEREAS, the Company and The Managers Funds, L.P. ("TMFLP") have previously entered into a Fund Management
 Agreement dated May 1, 1990August 17, 1990 (the "Prior Agreement") pursuant to which TMFLP has provided investment management services to the Company; and

          WHEREAS, the ManagerTMFLP has, on the date hereof_______, 1999 converted into a limited liability company and Affiliated Managers Group, Inc. has acquired a 95% interest in its profits and a 100% interest in its capital, and such transaction has effected, acquired the assets of EAIMC and has succeeded to the investment management business of TMFLP and such acquisition constitutes an assignment of the Prior Agreement which causeshas caused the termination of the Prior Agreement; and

          WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and has entered into a Consulting Agreement with Evaluation
 Associates, Inc. ("EAI"); and

          WHEREAS, the Manager desires to provide services to the Company in consideration of and on the terms and conditions hereinafter set forth;

        NOW, THEREFORE, Company and Manager agree as follows:

     1. Employment of the Manager. The Company hereby employs the Manager to manage the investment and reinvestment of the assets of the Company's various Series in the manner set forth in Section 2 (B) of this Agreement and to administer its business and administrative operations, subject to the direction of the Trustees and the officers of the company, for the period in the manner, and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise) have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

     2.   Obligation  of  and  Services to  be  Provided  by  the
     Manager.   The  Manager undertakes to provide  the  services
     hereinafter   set   forth  and  to  assume   the   following
     obligations:

        A. Corporate Management and Administrative Services.

         (a)  The  Manager shall furnish to the Company  adequate
(i)office space, which may be space within the offices of the Manager or in such other place as may be agreed upon from time to time, (ii) office furnishings, facilities and equipment as may be reasonably required for managing and administering the operations and conducting the business of the Company, including complying with the securities, tax and other reporting requirements of the United States and the various states in,which the Company does business, conducting correspondence and other communications with the shareholders of the Company, and maintaining or supervising the maintenance ot all internal bookkeeping, accounting and auditing services and records in connection with the company to investment and business activities. Company agrees that its shareholder recordkeeping services, the computing of net asset value and the preparation of certain of its records required by
Section 31 of the Investment Company Act and the Rules promulgated thereunder are to be performed by Company's transfer agent, custodian or portfolio managers, and that with respect to these services Manager's obligations under this Section 2(A) are supervisory in nature only.

        (b) The Manager shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to supervise the provision'of the services set forth in subparagraph 2 (A) (a) above, and shall bear the expense of providing such services, except as may otherwise be provided in
Section 4 of this Agreement. The Manager shall also compensate all officers and employees of the Company who are officers or employees of the Manager.

       B.  Investment Management Services.

       (a) The Manager shall have overall supervisory responsibility for the general management and investment of the assets and securities portfolio of each of the company's various Series subject to and in accordance with the investment objectives, policies and restrictions of each such Series, and any directions which the Company's Trustees may issue to the Manager from time to time.

       (b) The Manager shall provide overall investment programs and strategies for the Company, and more particularly for each Series, shall revise such programs as necessary and shall monitor and report periodically to the Trustees concerning the implementation of the programs.

      (c) The Company intends to appoint one or more persons or companies ("Portfolio Managers"), and each Portfolio Manager shall have full investment discretion and shall make all determinations with respect to the investment of the portion of the particular Series' assets assigned to that Portfolio Manager and the purchase and sale of portfolio securities with those assets, and take such steps as may be necessary to implement such appointments. The Manager shall not be responsible or liable for the investment merits of any decision by a Portfolio Manager to purchase, hold or sell a security for the portfolio of the Series for which it acts as Portfolio Manager.

      (d) The Manager shall evaluate Portfolio Managers and shall advise the Trustees of the Company of the Portfolio Managers which the Manager believes are best suited to invest the assets of each Series; shall monitor and evaluate the investment performance of each Portfolio Manager employed by each Series; shall allocate the portion of each Series' assets to be managed by each Portfolio Manager; shail recommend changes of or additional Portfolio Managers when appropriate; shall coordinate the investment activities of the Portfolio Managers; and shall compensate the Portfolio Managers.

      (e)The   Manager  shall  render  regular  reports  to   the
Company, at regular meetings of the Trustees, of, among other things, the decisions which it has made with respect to the allocation of assets among Portfolio Managers.

      C. Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and
          Other Materials.

     The Manager will make available and provide financial, accounting and statistical information required by the Company in the preparation of registration statements, reports and other documents required by federal and state securities laws, and such information as the Company may reasonably request for use in the preparation of registration statements, reports and other documents required by federal and state securities laws and such information as the Company may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Company's shares.

      D. Other Obligations and Services.

     The Manager shall make available its officers and employees to the Trustees and officers of the Company for consultation and discussion regarding the administration and management of the Company and its investment activities.

     3. Execution and Allocation of Portfolio Brokerage Commissions. Portfolio Managers, subject to and in accordance with any directions the Company's Trustees may issue from time to time, shall place, in the name of the Series of the Company for which they act as Portfolio Manager, orders for the execution of that Series' portfolio transactions. When placing such orders, the primary objective of the Manager and Portfolio Managers shall be to obtain the best net price and execution for the series, but this requirement shall not be deemed to obligate the Manager or a Portfolio Manager to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The Company recognizes that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in the selection among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish brokerage and research services, (as defined in Section 28 (e) (3) of the Securities Exchange Act of 1934) or statistical quotations and other information to the Company, the Manager and/or the Portfolio Managers in accordance with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Trustees determine as a matter of general policy that the Company will benefit, directly or indirectly, by doing so, the Manager or a Portfolio Manager may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of brokerage and research services provided by that broker. Accordingly, the Company and the Manager agree that the Manager and the Portfolio Managers may select brokers for the execution of the Company's portfolio transactions from among:

          A. Those brokers and dealers who provide brokerage and research services, or statistical quotations and other information to the Company, specifically including the quotations necessary to determine the value of the Company's Series' net assets in such amount of total brokerage as may reasonably be required in light of such services;

          B. Those brokers and dealers who supply brokerage and research services to the Manager or the Portfolio Managers which relate directly to portfolio securities, actual or potential, of the Series, or which place the Manager or Portfolio Managers in a better position to make decisions in connection with the management of the Series assets and portfolio, whether or not such data may also be useful to the Manager and its affiliates, or the Portfolio Managers and their affiliates, in managing other portfolios, including other Series, or advising other clients, in such amount of total brokerage as may reasonably be required.

         The Manager shall render regular reports to the Company of the total brokerage business placed and the manner in which the allocation has been accomplished.

         The Manager agrees and each Portfolio Manager will be required to agree that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Manager's or Portfolio Managers' primary duty to obtain the best net price and execution for the Company.

     4.   Expenses  of  the Company.  It is understood  that  the

     Company will pay all its expenses other than those expressly assumed by the Manager herein, which expenses payable by the company shall include:

          A. Expenses of all audits by independent public accountants;

          B.   Expenses  of  transfer agent, registrars  dividend
          disbursing    agent   and   shareholder   recordkeeping
          services;

          C.     Expenses   of   custodial   services   including
          recordkeeping services provided by the Custodian;

          D. Expenses of obtaining quotations for calculating the value of the Company's net assets;

          E. Salaries and other compensation of any of its executive officers and employees, if any, who are not officers, directors, stockholders or employees of the Manager;

          F. Taxes levied against the Company;

          G. Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Company;

          H. Costs, including the interest expense, of borrowing money;

          I. Costs and/or fees incident to Trustee and shareholder meetings of the Company, the preparation and mailing of prospectuses and reports of the Company to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Company's corporate existence, and the registration of shares with federal and state securities authorities;

          J.  Legal fees, including the legal fees related to the
          registration   and  continued  qualification   of   the
          Company's Shares for sale;

          K. Costs of printing stock certificates representing shares of the Company's various Series;

          L. Trustees' fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Manager or any of its affiliates; and

          M. Its pro rata portion of the fidelity bond required by Section 17(g) of the Investment Company Act, or other insurance premiums.

          The Manager understands that each Series will be liable for the expenses attributable to such Series.

     5.   Activities and Affiliates of the Manager.

          A. The services of the Manager to the Company hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others. The Manager shall use the same skill and care in the management of the Company's assets as it uses in the administration of other accounts to which it provides asset management, consulting and portfolio manager selection services, but shall not be obligated to give the Company more favorable or preferential treatment vis-a-vis its other clients.

          B. Subject to and in accordance with the Declaration of Trust and By-Laws of the Company and to Section 10(a) of the Investment Company Act, it is understood that Trustees, officers, agents and shareholders of the Company are or may be interested in the Manager or its affiliates as directors, officers, agents or stockholders of the Manager or its affiliates; that directors, officers, agents and stockholders of the Manager or its affiliates are or may be interested in the Company as trustees, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be interested in the Company as shareholders or otherwise; and that the effect of any such interests shall be governed by said Declaration of Trust, By-Laws and the Investment Company Act.

     6. Compensation of the Manager. In consideration of all of the services provided and obligations assumed by the Manager pursuant to this Agreement, each Series shall pay the
     Manager a management fee calculated as a specified percentage of the average daily net asset value of that
     Series.   Such  fee, which shall be accrued daily  and  paid
     monthly, shall be calculated at the annual percentage rate set forth for the particular Series in Appendix B to this Agreement. Each Series shall be solely responsible for the payment of its management fee, and no Series shall be responsible for the payment of a management fee calculated for or attributable to any other Series.

     7.  Liabilities of the Manager.

          A. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Company or any Series or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

          B. No provision of this Agreement shall be construed to protect any Trustee or officer of the Company, or the Manager, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

     8.  Renewal and Termination.

          A. This Agreement shall become effective on the date written above and shall continue in effect until August 17, 1992_______, 2001. This Agreement may be continued annually thereafter for successive one year periods (a) by a vote of a majority of the outstanding shares of beneficial interest of each Series of the Company or
          (b)  by  a  vote of a majority of the Trustees  of  the
          Company,  and  in  either case by  a  majority  of  the
          Trustees who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as Trustees of the Company) cast in person at a meeting called for the purpose of voting on the Agreement. The aforesaid provision that this Agreement may be continued "annually" shall be construed in a manner consistent with the Investment Company Act and the Rules and Regulations promulgated thereunder. If continuance of this Agreement is approved by less than all of the Series, it shall be deemed terminated as to those Series not giving their approval, and Appendix A and Appendix B hereto shall be appropriately amended to reflect that fact.

          B.     This Agreement

      (a) may at any time be terminated without the payment of any penalty by (1) vote of the Trustees of the Company; (ii) by vote of a majority of the outstanding voting securities of the Company; or (iii) as to any Series by vote of the outstanding voting securities of such Series, on sixty (60) days written notice to the Manager;

      (b) shall immediately terminate in the event of its assignment; and

      (c) may be terminated by the Manager on sixty (60) days written notice to the Company.

          C.   As used in this Section 8, the terms "assignment,"
          "interested person" and "vote of a majority of the outstanding voting securities" shall, have the meanings set forth in the Investment Company Act.

          D. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postpaid, to the other party to this Agreement at its principal place of business.

     9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     10. Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Connecticut.

     11. Amendments. This Agreement, including the Appendix hereto, may be amended by an instrument in writing signed by the parties subject to Investment Company obtaining such approvals as may be required by the Investment Company Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

                                     THE MANAGEMENT OF MANAGERS
                                     GROUP OF FUNDS
                                     THE MANAGERS FUNDS
ATTEST

                                     By:
Name:                                Name:
                                     Title: Secretary

ATTEST                               EAIMC PARTNERS, L.P.
                                     THE MANAGERS FUNDS, LLC
_________________                    By:
Name:                                Name:
                                     Title:



APPENDIX A
----------
           Series Covered by Fund Management Agreement



Capital Appreciation Fund


Special Equity Fund

Income Equity Fund

International Equity Fund

Emerging Markets Equity Fund

Bond Fund

Intermediate Mortgage Fund

Short and Intermediate Bond Fund

Short Government Fund

Global Bond Fund

APPENDIX B
-----------


          Annual rate of management fees, expressed as a percentage of the average net asset value of the series:

                                         Annual Percentage
 Name of Series                          Rate of Management Fee
-------------------                     ------------------------
 Capital Appreciation Fund                        0.80%

 Income Equity Fund                               0.75%

 Special Equity Fund                              0.90%

 International Equity Fund                        0.90%

  Emerging Markets Equity Fund                    1.15%

 Short Government Fund                            0.45%

 Short and Intermediate Bond Fund                 0.50%

 Intermediate Mortgage Fund                       0.45%

 Bond Fund                                        0.625%

 Global Bond Fund                                 0.70%


                    (Marked to Show Changes)

                                                        Exhibit B
                     SUB-ADVISORY AGREEMENT             ----------


Attention:     Malcolm MacColl
               Essex Investment Management CoCompany., LLC


     RE:       Sub-Advisory Agreement


To whom it may concern:

The Managers Capital Appreciation Fund (the "Fund") is a series of a Massachusetts business trust (the "Trust") that is registered as an investment company under the Investment Company Act of 1940, as amended, (the "Act"), and subject to the rules and regulations promulgated thereunder.

The Managers Funds, L.P.LLC (the "Manager") acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund's assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund's investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Sub-Advisor. The Manager, being duly authorized, hereby appoints and employs Essex Investment Management Company, LLC ("Sub-Advisor") as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Sub-Advisor (those assets being referred to as the "Fund Account"). The Manager may, from time to time, with the consent of the Sub-Advisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2.  Portfolio Management Duties.

     (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Sub-Advisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies  and  restrictions as  stated  in  the  Fund's
     Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the "Prospectus").

     (b) The Sub-Advisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Sub-Advisor agrees that all records under the Act shall be the property of the Trust.

     (c) The Sub-Advisor shall provide the Trust's Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Sub-Advisor shall be responsive to requests from the Manager or the Trust's Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust's Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

     (d) The Sub-Advisor agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

     (e) The Sub-Advisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Sub-Advisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Sub-Advisor, and for the selection of the markets on or in which the transactions will be executed.

     (a) In doing so, the Sub-Advisor's primary responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Sub-Advisor to solicit competitive bids for each transaction, and the Sub-Advisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Sub-Advisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Sub-Advisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Sub-Advisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as
     amended) made available by the broker to the Sub-Advisor viewed in terms of either that particular transaction or of the Sub-Advisor's overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Advisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

     (b) The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Sub-Advisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and
     (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

     (c) The Sub-Advisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an "affiliated person" (as defined in the Act) of the Trust or of the Manager or of any Sub-Advisor for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Sub-Advisor with a list of brokers and dealers which are "affiliated persons" of the Trust, the Manager or the Trust's Sub-Advisors.

4. Information Provided to the Manager and the Trust and to the Sub-Advisor

     (a) The Sub-Advisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Sub-Advisor will furnish the Trust's Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

     (b) The Sub-Advisor agrees that it will notify the Manager and the Trust in the event that the Sub-Advisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Sub-Advisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Sub-Advisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Sub-Advisor respecting or relating to the Sub-Advisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

     (c) The Sub-Advisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Sub-Advisor's registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Sub-Advisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-Advisor acknowledges that it is an "investment adviser" to the Fund within the meaning of the Act and the Advisers Act.

     (d) The Manager agrees to provide or cause to be provided to the Sub-Advisor on an ongoing basis, such information that is reasonably required by the Sub-Advisor for performance by the Sub-Advisor of its obligations under the Agreement, and the Sub-Advisor shall not be in breach of any term of this Agreement or be deemed to have acted negligently if the Manager fails to provide or cause to be provided such required information and the Sub-Advisor relies on the information most recently furnished to the Sub-Advisor.

5. Compensation. The compensation of the Sub-Advisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Sub-Advisor, and the Sub-Advisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Sub-Advisor. The Manager acknowledges that the Sub-Advisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities ("Affiliated Accounts"). The Manager agrees that the Sub-Advisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-Advisor acts in good faith and provided further, that it is the Sub-Advisor's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Sub-Advisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Sub-Advisor shall exercise its best judgment in rendering the services provided by it under this
Agreement.   The Sub-Advisor shall not be liable for any  act  or
omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Manager or the Trust or to holders of the Trust's shares representing interests in the Fund to which the Sub-Advisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Sub-Advisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Sub-Advisor or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Sub-Advisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. Effective Date; Term. This Agreement shall become effective on ________, 19989 and shall continue in effect for a term of two years from that date. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. Termination. This Agreement may be terminated by (i) the Manager at any time without penalty, upon notice to the Sub-Advisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Sub-Advisor or (iii) by the Sub-Advisor at any time without penalty, upon thirty (30) days' written notice to the Manager and the Trust.

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

13. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

                            THE MANAGERS FUNDS, L.P.LLC
                            BY: EAIMC HOLDINGS CORP.
                            General Partner

                            BY:

                            Its:

                            DATE:
ACCEPTED:

BY:

Its:

DATE:



                            Acknowledged:
                            The Managers Funds

                            BY:

                            Its:

                            DATE:










SCHEDULES:                  A.  Fee Schedule.

                           SCHEDULE A
                          --------------
                         SUB-ADVISOR FEE
                         ---------------
For services provided to the Fund Account, The Managers Funds, L.P.LLC will pay a base quarterly fee for each calendar quarter at an annual rate of 0.40% of average net assets in the Fund Account during the quarter. Average assets shall be determined using the average daily assets in the Fund Account during the calendar quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.

                                                   Exhibit C
                                                   ---------

        SHARES OF BENEFICIAL OWNERSHIP FOR THE FUNDS

                  (As of February 2, 1999)

Income Equity Fund


Capital Appreciation Fund


Special Equity Fund


International Equity Fund


Emerging Markets Equity Fund


Short and Intermediate Bond Fund


Intermediate Mortgage Fund


Bond Fund


Global Bond Fund


Money Market Fund

The Board of Trustees recommends a vote FOR Items 1,2 and 3.  Please mark
your vote as indicated in this example.   /  X  /


ITEM 1-APPROVAL OF NEW               FOR          AGAINST        ABSTAIN
FUND MANAGEMENT AGREEMENT           /    /        /    /         /    /

ITEM 2-APPROVAL OF SUB-ADVISORY	FOR		  AGAINST	     ABSTAIN
AGREEMENT FOR ESSEX                /    /        /    /         /    /

ITEM 3-EXPANSION OF BOARD OF   	FOR		  AGAINST	     ABSTAIN
TRUSTEES                          /    /        /    /         /    /

ITEM 4-ELECTION OF TRUSTEES

         Nominees:

         Madeline H. McWhinney
         Steven J. Paggioli
         Thomas R. Schneeweis
         Robert P. Watson*
         Sean M. Healey*
     	   Jack W. Aber
         William E. Chapman, III
         Edward J. Kaier
         Eric Rakowski

/   /    FOR ALL
/   /    WITHOLD FOR ALL

WITHOLD FOR:(Write that nominees name in the space provided below.)

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

THE MANAGERS FUNDS

     The undersigned hereby appoints Donald S. Rumery and Laura DeSalvo as proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of The Managers Funds standing in the name of the undersigned with all powers which the undersigned would possess if present at the Special Meeting of Shareholders to be held March 31, 1999 or any adjournment thereof.

          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE SHARES REPRESENTED BY THIS PROXY FOR ALL TRUSTEES AND ALL OTHER PROPOSALS LISTED ON THE REVERSE SIDE AND WILL VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THIS MEETING.



To vote by telephone, please call toll free 1-800-___-____ between 8:00 a.m. and 8:00 p.m. (EST).

To vote by mail, please date and sign on reverse and return promptly in the enclosed envelope.

(Continued, and to be marked, dated and signed, on the other side)

                                                         FOLD AND DETACH HERE